UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2017

OPEXA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Blvd., The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On February 1, 2017, Opexa Therapeutics, Inc. (the “Company”) entered into an Assignment and Assumption of Lease (the “Assignment”) with KBI Biopharma, Inc. (“KBI”), pursuant to which the Company assigned to KBI, and KBI assumed from the Company, all of the Company’s remaining rights and obligations under the lease for the Company’s 10,200 square foot corporate headquarters facility located in The Woodlands, Texas. The facility was originally leased by the Company from Dirk D. Laukien, as landlord, pursuant to a lease dated August 19, 2005, as amended by that certain First Amendment to Lease Agreement dated May 11, 2015 (as amended, the “Lease”). In light of the Company’s continuing evaluation of its strategic alternatives following the release of data from the Abili-T clinical study, management deemed it advisable to reduce the Company’s office, R&D and manufacturing space and corresponding rent obligations. The Lease had a remaining term through September 2020 and current monthly base rental payments of $16,666.67, with payment escalations to $17,500 over the remaining term.

Other material terms of the Lease are described in, and copies of the Lease documents are filed as exhibits to, the Company's Annual Report on Form 10-KSB filed on March 31, 2006 and Form 10-Q filed on May 12, 2015, which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

In connection with the lease assignment described in Item 1.02 above, the Company also sold certain furniture, fixtures and equipment (including laboratory and manufacturing equipment) as well as its laboratory supplies located at its corporate headquarters to KBI for cash consideration in the amount of $50,000.

Item 2.05  Costs Associated With Exit or Disposal Activities.

Reference is made to the disclosure in Items 1.02 and 2.01 above. As part of its continuing efforts to reduce operating expenses and conserve cash following the release of data from the Company’s Abili-T clinical trial, the Company further reduced its workforce by terminating the employment of seven full-time employees effective as of January 31, 2017. The Company estimates that it will incur incremental aggregate cash charges of approximately $200,000 associated with this workforce reduction.

Item 2.06  Material Impairments.

Reference is made to the disclosure in Items 1.02 and 2.01 above. In connection with the above assignment of its corporate headquarters lease and sale of certain assets effective as of February 1, 2017, and based on the consideration received being less than the current carrying value of the assets, the Company expects to write-down the value of property and equipment from approximately $600,000 to $50,000. The Company expects to report the final impact of these impairment charges when it releases its audited financial statements for the fiscal year ended December 31, 2016.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure in Item 2.05 above. The employment of Don Healey, Ph.D., the Company’s Chief Scientific Officer, was terminated as part of the further reduction-in-force. Pursuant to the terms of Dr. Healey employment agreement, he will be entitled to receive severance payments equal to six months of his base salary. The severance benefits are subject to Dr. Healey executing and delivering a general release and waiver of claims in favor of the Company, not being in breach of his employment agreement or the Company’s proprietary information and inventions agreement, and not engaging in any activity which is competitive with the Company while receiving the severance benefits.

Item 8.01. Other Events.

The Company issued a press release on February 1, 2017 announcing the assignment of its facility lease and related matters, and a copy of such release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Assignment and Assumption of Lease, dated February 1, 2017, by and between Opexa Therapeutics, Inc. and KBI Biopharma, Inc.

99.1	Press release issued by Opexa Therapeutics, Inc. on February 1, 2017.

Cautionary Statement Relating to Forward-Looking Information for the Purpose of “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

Statements contained in this report, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “expects,” “believes,” “may,” “intends,” “potential,” “should,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements do not constitute guarantees of future performance. Investors are cautioned that forward-looking statements, including without limitation statements regarding the reduction-in-workforce and the anticipated future reduction in operating expenses and cash conservation benefits associated therewith, and the impairment charges expected to be incurred, constitute forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include without limitation risks and uncertainties associated with possible changes in the magnitude of the planned workforce reduction and the timing of employee separations, including as a result of changes that may occur in the Company’s operations or operating plan, or other reasons or events, possible changes in the amount of charges and cash payments associated with the workforce reduction and restructuring, including the possibility that the Company may incur unanticipated charges or make cash payments that are not currently contemplated, and the Company’s ability to reduce its operating expenses and conserve cash on a net basis as a result of the workforce reduction and restructuring. These and other risks are described in detail in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. All forward-looking statements contained in this report speak only as of the date on which they were first made by the Company, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 1, 2017	OPEXA THERAPEUTICS, INC.

	By:	/s/ Neil K. Warma
Neil K. Warma
President, Chief Executive Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Assignment and Assumption of Lease, dated February 1, 2017, by and between Opexa Therapeutics, Inc. and KBI Biopharma, Inc.

99.1	Press release issued by Opexa Therapeutics, Inc. on February 1, 2017.

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